CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


                           Date of Event: May 7, 2003
                        (date of earliest event reported)


                           Vector Holdings Corporation

             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)



           000-17303                         65-1021346
          ----------                         ----------
   (Commission File Number)     (IRS Employer Identification Number)

                 268 West 400 South, Suite 300, Salt Lake City,
                   Utah 84101 (Address of principal executive
                                    offices)

                                 (602) 762-8111
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 5.           Other Events and Regulation FD Disclosure


On May 7, 2003, Vector Holdings Corporation (the Company) will effect a 1 for 200 reverse- split of its common stock, such that every current shareholder of the Company's common stock will hold 1 share for every 200 shares they held prior to the reverse split. All fractional shares have been rounded up to the nearest whole share. The Company's is now trading on the OTC Bulletin Board under the symbol"VCTH.OB, the new symbol will be "VCRH.OB". As of the date of report the number of authorized shares is six hundred million (600,000,000), effective May 5, 2003 the number of authorized shares after the reverse split will be three million (3,000,000) with the par value remaining at $.001 per share. The number of issued and outstanding shares prior to the reverse split is Sixty Four Million Three Hundred Sixy One Thousand Nine Hundred fifty five (64,361,955) the number of shares effective May 5, 2003 shall be Three Hundred Twenty One Thousand Nine Hundred (321,900). The Board of Director effected the reverse split in compliance with NRS 78.207 and does not require the approval of the Company's stockholders. The Company intends to increase its authorized shares by shareholder consent via Schedule 14C within the next 45 days or as soon as practicable.


ITEM 7.           Financial Statements and Exhibits

Exhibits Incorporated By Reference:


3(i) Page 2     Certificate of Amendment of Articles of Incorporation of Vector
                                Holdings Corporation.


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vector Holdings Corporation


Signature                                                               Date



 /s/ Gino Carlucci__________                                     April 28, 2003
----------------------------
Gino Carlucci
as President and Director





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                                  EXHIBIT 3(i)
                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                           VECTOR HOLDINGS CORPORATION

         Pursuant to NRS 78.207 the Board of Directors unanimously approved a decrease in the number of authorized shares of Vector Holdings Corporation's (the "Corporation") $.001 par value common stock and a corresponding decrease in the number of issued and outstanding shares of the same class held by each shareholder of record on May 5, 2003.

         In compliance with NRS 78.209 the Corporation's President and Secretary hereby certifies the following:

         1. The number of authorized shares of common stock is six hundred million (600,000,000) with a par value of $.001 per share prior to the decrease referenced above, and five million (5,000,000) preferred stock with a par value of $.001.

         2. Effective May 5, 2003, the number of authorized shares after the decrease will be three million (3,000,000) common stock with the par value remaining at $.001 per share, and the preferred stock will not be decreased but will remain at five million (5,000,000) with a par value of $.001.

         3. The number of issued and outstanding common shares prior to the decrease is sixty four million three hundred sixty one thousand nine hundred fifty five ( 64,361,955) the number of shares after the decrease shall be three hundred twenty one thousand nine hundred (321,900). Accordingly, every 200 shares of $.001 par value common stock prior to the decrease shall be entitled to 1 share of $.001 par value common stock after the decrease.

         4.      All fractional shares shall be rounded to the next whole share.

         5. The above decrease in the number of authorized shares and corresponding decrease in the number of issued and outstanding shares of $.001 par value common stock of the Corporation was effected by a board resolution pursuant to NRS 78.207 and does not require the approval of the Corporation's stockholders.

         IN WITNESS WHEREOF, this certificate of amendment is hereby made effective May 5 , 2003.

/s/ Gino Carlucci
Gino Carrlucci, CEO, President,
Secretary and a Director



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